UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): March 8, 2023 (March 6, 2023)

INSIGHT ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40775	86-3386030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 East 91st Street, New York, New York 10128	10128
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 374-2922

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	INAQ.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	INAQ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	INAQ WS	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation.

On March 6, 2023, as described below under Item 5.07, the stockholders of Insight Acquisition Corp. (the “Company” or “INAQ”) approved an amendment to the Company’s amended and restated certificate of incorporation (the “Charter”) to implement the Charter Amendment Proposals (as defined below) (together, the “Charter Amendment”). The Charter Amendment became effective on March 6, 2023 upon filing with the Secretary of State of the State of Delaware.

The foregoing description is qualified in its entirety by reference to the Certificate of Amendment to the Amended and Restated Certificate of Incorporation, dated March 6, 2023, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 6, 2023 the Company held a special meeting (the “Special Meeting”) of stockholders. At the Special Meeting, the Company’s stockholders were asked to vote on the following items: (i) a proposal to amend the Charter to extend the date by which the Company has to consummate a business combination for an additional one month, from March 7, 2023 to April 7, 2023 and thereafter, at the discretion of the board of directors of the Company and without a vote of the stockholders, up to five (5) times for an additional one month each time, for a total of up to five additional months to September 7, 2023 (the “First Charter Amendment Proposal”), (ii) a proposal to amend the Company’s Charter to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Second Charter Amendment Proposal”), (iii) a proposal to amend the Charter to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (“Class B Common Stock”) to convert such shares into shares of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Third Charter Amendment Proposal” and together with the First Charter Amendment Proposal and the Second Charter Amendment Proposal, the “Charter Amendment Proposals”) and

(iv) a proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve each of the Charter Amendment Proposals (the “Adjournment Proposal”).

The affirmative vote (virtually or by proxy) of at least 65% of the outstanding shares of INAQ common stock entitled to vote thereon, voting together as a single class was required to approve the First Charter Amendment Proposal. The affirmative vote (virtually or by proxy) of at least 65% of the outstanding shares of INAQ common stock entitled to vote thereon, voting together as a single class was required to approve the Second Charter Amendment Proposal. The affirmative vote (virtually or by proxy) of at least a majority of the outstanding shares of INAQ common stock entitled to vote thereon, voting together as a single class was required to approve the Third Charter Amendment Proposal.The affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of INAQ common stock entitled to vote thereon, voting together as a single class was required to approve the Adjournment Proposal.

Set forth below are the final voting results for each of the Charter Amendment Proposals. As there were sufficient votes to approve each of the Charter Amendment Proposals, the Adjournment Proposal was not presented to stockholders at the Special Meeting.

First Charter Amendment Proposal

The First Charter Amendment Proposal was approved. The voting results of the outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon were as follows:

For	Against	Abstentions
20,807,774	32,993	0

Second Charter Amendment Proposal

The Second Charter Amendment Proposal was approved. The voting results of the outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon were as follows:

For	Against	Abstentions
20,839,496	1,271	0

Third Charter Amendment Proposal

The Third Charter Amendment Proposal was approved. The voting results of the outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon were as follows:

For	Against	Abstentions
20,839,496	1,271	0

Item 8.01	Other Events.

In connection with the First Charter Amendment Proposal, stockholders elected to redeem 21,151,393 shares of Class A Common Stock, which represents approximately 88.1% of the shares that were part of the units that were sold in the Company’s initial public offering. Following such redemptions, approximately $28,744,831 will remain in the trust account and 2,848,607 shares of Class A Common Stock will remain issued and outstanding.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, dated March 6, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHT ACQUISITION CORP.

Date: March 8, 2023	By:	/s/ Michael Singer
	Name:	Michael Singer
	Title:	Executive Chairman